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                                                                      EXHIBIT 99

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                            MONTHLY REPORT - COMBINED
Determination Date:         10-Sep-99
Remittance Date:            15-Sep-99
Month End Date:             31-Aug-99

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
   (a)    Class I A Distribution Amount                                                                        5,848,538.05
   (b)    Class I A Distribution Principal                                                                     3,367,217.95
                       Scheduled Payments of Principal                                        598,364.40
                       Partial Prepayments                                                    154,241.40
                       Scheduled Principal Balance Principal
                       Prepayment in Full                                                   1,589,600.63
                       Scheduled Principal Balance Liquidated
                       Contracts                                                            1,025,011.52
                       Scheduled Principal Balance Repurchases                                      0.00

   (c)    Class I A Interest Distribution                                                                       2,481,320.10
          Class I A Interest Shortfall                                                                                  0.00

   (d)    Class I A Remaining Certificate Balance                                                             445,402,053.55
          Class II A Remaining Certificate Balance                                                            227,444,139.59

   (e)    Class II A Distribution Amount                                                                        3,942,358.62
   (f)    Class II A Distribution Principal                                                                     2,820,537.89
                       Scheduled Payments of Principal                                        209,448.12
                       Partial Prepayments                                                    177,975.92
                       Scheduled Principal Balance Principal  repayment
                       Prepayment in Full                                                   1,804,533.54
                       Scheduled Principal Balance Liquidated Contracts
                       Contracts                                                              628,580.31
                       Scheduled Principal Balance Repurchases                                      0.00

   (g)    Class II A Interest Distribution                                                                      1,121,820.73
          Class II A Interest Shortfall                                                                                 0.00

   (h)    Class I A Pass Through Rate                                                                               6.635000%
          Class II A Pass Through Rate                                                                              5.846250%

   (i)    Monthly Servicing Fee Class I A                                                                         373,974.39
          Monthly Servicing Fee Class II A                                                                        191,887.23

   (j)    Delinquency                                                                 # of Contracts        Prin. Balance
                                                                              ----------------------------------------------

                       a)  One Monthly Payment Delinquent                                      277            10,037,138.48
                       b)  Two Monthly Payments                                                 93             3,382,856.72
                       c)  Three or more Monthly Payments                                       78             3,507,810.88
                                                                                      ============          ===============
                                                                                               448            16,927,806.08
                                                                                      ============          ===============


   (k)    Repurchased Contracts             Contract Number                     Repurchase Price           Difference Paid
                                                                                                           by Seller
                                                                              ----------------------------------------------
                                                                                              0.00                     0.00
                                                                                      ============          ===============
                                            Total Repurchases                                 0.00                     0.00
                                                                                      ============          ===============

   (l)    Repossessions or Foreclosures                                                  Number              Actual Balance
                                                                                      ------------          ---------------
                                                                    BOP Repossessions          177           $ 6,345,727.11
                                                                    Plus Repossessions          84             2,895,261.10
                                                                            this Month
                                                                     Less Liquidations         (59)           (1,697,046.12)
                                                                                      ============          ===============
                                                                     EOP Repossessions         202           $ 7,543,942.09
                                                                                      ============          ===============

   (m)    Group I Enhancement Payment                                                                                  0.00
          Group II Enhancement Payment                                                                                 0.00

   (n)    Monthly Advance Group I                                                                                 57,745.86
          Outstanding Amount Advanced Group I                                                                     57,745.86
          Monthly Advance Group II                                                                               103,125.02
          Outstanding Amount Advanced Group II                                                                   103,125.02

   (o)    Group I Deposit to Special Account/
          (Group I Withdrawal from Special Account)                                                                    0.00
          Group II Deposit to Special Account/
          (Group II Withdrawal from Special Account)                                                                   0.00

   (p)    Amount Distributed to Class R Certificateholders                                                             0.00

   (q)    Net Weighted Average Contract Rate Group I                                                                   9.46%
          Net Weighted Average Contract Rate Group II                                                                  8.80%

  ( r)    Group I Pool Principal Balance percentage                                                               93.185402%
          Group II Pool Principal Balance percentage                                                              91.069156%

   (s)    Aggregate Deficiency Amounts                                                                                 0.00
          Servicer Deficiency Amounts received                                                                         0.00

   (t)    Net Funds Carryover Amount paid to Class II A
          Certificateholders                                                                                           0.00
          Net Funds Carryover Amount remaining                                                                         0.00
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